UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 8, 2015

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective on December 8, 2015, the Board of Directors of Palatin Technologies, Inc. (the “Company”) approved (i) a form of Restricted Share Unit Agreement (the “Employee RSU Agreement”), (ii) a form of  Performance-Based Restricted Share Unit Agreement (the “Performance-Based RSU Agreement”) and (iii) a form of Restricted Share Unit Agreement for non-employee Directors (the “Director RSU Agreement” and together with the Employee RSU Agreement and the Performance-Based RSU Agreement, the “RSU Agreements”), to be used as standard forms of award agreements for all restricted share unit (“RSU”) grants issued to Company employees and Directors (“Grantees”) under the Company’s 2011 Stock Incentive Plan (the “Plan”) adopted at the Annual Meeting of Stockholders on May 11, 2011, as amended and restated at the Annual Meeting of Stockholders on June 11, 2015.  A copy of the Plan was previously filed with the Securities and Exchange Commission on July 31, 2015 in a Registration Statement on Form S-8 and is incorporated herein by reference.

The RSU Agreements set forth standard terms and conditions for awarding RSUs to Grantees under the Plan.  Each RSU under the RSU Agreements represents the right to receive one share of common stock of the Company, $0.01 par value per share.

Under the Employee RSU Agreement, twenty-five percent (25%) of the RSUs will vest as of the Date of Grant (as defined in the Employee RSU Agreement) and an additional twenty-five percent (25%) shall vest on each of the first, second and third anniversaries of the Date of Grant, provided that the Grantee has remained in the continuous employ of the Company, or a subsidiary, through the applicable vesting date.

Under the Performance-Based RSU Agreement, the RSUs will vest on the Achievement Date (as defined below), provided that: (i) the Grantee has remained in the continuous employ of the Company, or a subsidiary, through the applicable vesting date and (ii) the Company has met certain performance objectives for the applicable period.  Under the terms of the Performance-Based RSU Agreement, the Compensation Committee of the Board of Directors must certify as to whether or not the Company has met the applicable performance objectives (such date of certification, the “Achievement Date”).

Under the Director RSU Agreement, fifty percent (50%) of the RSUs will vest on each of the first and second anniversaries of the Date of Grant (as defined in the Director RSU Agreement), provided that the Grantee continues to serve as a Director through the applicable vesting date.

Under the RSU Agreements, any RSUs that do not vest will be forfeited.  Subject to the terms of the applicable RSU Agreement, the shares underlying the RSUs will be delivered following the Grantee’s departure from the Company or a Change in Control as defined in the Plan.

The description of the RSU Agreements set forth herein are summaries only and each is qualified in its entirety by the full text of the Employee RSU Agreement, Performance-Based RSU Agreement and Director RSU Agreement, as applicable, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1         Form of Restricted Share Unit Agreement under the 2011 Stock Incentive Plan.

10.2	Form of Performance-Based Restricted Share Unit Agreement under the 2011 Stock Incentive Plan.

10.3	Form of Restricted Share Unit Agreement for non-employee Directors under the 2011 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: December 11, 2015	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

10.1         Form of Restricted Share Unit Agreement under the 2011 Stock Incentive Plan.

10.2	Form of Performance-Based Restricted Share Unit Agreement under the 2011 Stock Incentive Plan.

10.3	Form of Restricted Share Unit Agreement for non-employee Directors under the 2011 Stock Incentive Plan.